UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: February 27, 2006
(Date of earliest event reported)

               Wells Fargo Mortgage Backed Securities 2006-1 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

        New York                  333-127031-14           Applied For
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(State or other jurisdiction   (Commission File No.      (IRS Employer
    of incorporation            of issuing entity)      Identification No.
   of issuing entity)                                   of issuing entity)

7430 New Technology Way, Frederick, Maryland                 21703
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Address of principal executive offices                     (Zip Code)

Depositor's telephone number, including area code        (301) 846-8881
                                                 -------------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2006-1 Trust Mortgage Pass-Through Certificates, Series 2006-1 (the "Certificates"), issued on February 27, 2006, including (i) the Class A-1, Class A-2, Class A-3, Class A-PO and Class A-R Certificates (the "Class A Certificates"), having an aggregate initial principal balance of $442,338,756.00, (ii) the Class B-1, Class B-2 and Class B-3 Certificates (the "Public Class B Certificates"), having an aggregate initial principal balance of $6,757,000.00 and (iii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $1,351,914.01.

            The Class A Certificate were sold to Credit Suisse Securities (USA) LLC pursuant to an underwriting agreement, dated January 9, 2006 and terms agreement, dated January 9, 2006 (together, the "Credit Suisse Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Credit Suisse Securities (USA) LLC. A copy of the Credit Suisse Underwriting Agreement is attached as Exhibit 1.1.

            The Public Class B Certificates were sold to Citigroup Global Markets Inc. pursuant to an underwriting agreement, dated February 9, 2006 and terms agreement, dated February 9, 2006 (together, the "Citigroup Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Citigroup Global Markets Inc. A copy of the Citigroup Underwriting Agreement is attached as
Exhibit 1.2.

            The Private Certificates were privately issued.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated February 27, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated February 27, 2006 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

ITEM 9.01   Financial Statements and Exhibits
            ----------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (1.1) Credit Suisse Underwriting Agreement, dated January 9, 2006 and terms agreement, dated January 9, 2006, among the Company, Wells Fargo Bank, N.A. and Credit Suisse Securities (USA) LLC.

      (1.2) Citigroup Underwriting Agreement, dated February 9, 2006 and terms agreement, dated February 9, 2006, among the Company, Wells Fargo Bank, N.A. and Citigroup Global Markets Inc.

      (4.1) Pooling and Servicing Agreement, dated as of February 27, 2006, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association, as trustee.

     (10.1) Servicing Agreement dated February 27, 2006, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer

     (10.2) Mortgage Loan Purchase Agreement, dated February 27, 2006, between the Company and Wells Fargo Bank, N.A.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES
                                         CORPORATION


February 27, 2006


                                        /s/ Susan M. Hughes
                                        ----------------------------------------
                                        Susan M. Hughes
                                        Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

      (1.1)         Credit Suisse Underwriting Agreement,         E
                    dated January 9, 2006 and terms
                    agreement, dated January 9, 2006,
                    among the Company, Wells Fargo Bank,
                    N.A. and Credit Suisse Securities
                    (USA) LLC.

      (1.2)         Citigroup Underwriting Agreement,             E
                    dated February 9, 2006 and terms
                    agreement, dated February 9, 2006,
                    among the Company, Wells Fargo Bank,
                    N.A. and Citigroup Global Markets Inc.

      (4.1)         Pooling and Servicing Agreement, dated        E
                    as of February 27, 2006, among Wells
                    Fargo Asset Securities Corporation,
                    Wells Fargo Bank, N.A. and U.S. Bank
                    National Association, as trustee.

     (10.1)         Servicing Agreement dated February 27,        E
                    2006, between Wells Fargo Bank, N.A.,
                    as servicer and Wells Fargo Bank,
                    N.A., as master servicer

     (10.2)         Mortgage Loan Purchase Agreement,             E
                    dated February 27, 2006, between the
                    Company and Wells Fargo Bank, N.A.